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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders and Board of Directors of ITEQ, Inc:


     As independent public accountants, we hereby consent to the incorporation of our report dated February 24, 1997 related to the consolidated financial statements of ITEQ, Inc. and subsidiaries included in this Form 10-K/A, into ITEQ's previously filed Registration Statement File no. 333-09051 on Form S-8.


ARTHUR ANDERSEN LLP

Houston, TX

April 30, 1997